SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 20, 1995
                                                  -------------------


                           Sirco International Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                     0-4465                      13-2511270
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                   IRS Employer
of incorporation)                 File Number)               Identification No.)


  24 Richmond Hill Avenue, Stamford, Connecticut         06901
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (203) 359-4100
                                                    ---------------

1. Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended to include the following:

   (b) Pro Forma Financial Information

       Sirco International Corp. and Subsidiaries Condensed Consolidated Pro Forma Statement of Operations, Year Ended November 30, 1994 (Unaudited)

       Sirco International Corp. and Subsidiaries Condensed Consolidated Pro Forma Balance Sheet, November 30, 1994 (Unaudited)

                        PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information should be read in conjunction with the financial statements of the Company, including the notes thereto, appearing in the Company's report on Form 10-K.

The pro forma consolidated balance sheet gives effect to the sale of the assets of the handbag division of the Company as if it had occurred on November 30, 1994.

The pro forma consolidated statements of operations give effect to the sale of the assets of the handbag division of the Company as if it had occurred at the beginning of the year ended November 30, 1994.

As more fully described elsewhere in this Form 8-K, all of the transactions described herein are with the Company's former majority shareholders or the former majority shareholders' affiliates.

The pro forma consolidated financial statements may not be indicative of the consolidated results of operations or consolidated financial position that actually would have been achieved or which may be obtained in the future.

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1994
                                  (UNAUDITED)

                                                                                   Consolidated
                                          Historical             Proforma            Proforma
                                           Amounts              Adjustments        As Adjusted
                                          ----------            -----------        ------------
Net sales .........................      $ 27,599,536        ($9,182,000) (1)      $ 18,417,536
Cost of goods sold ................        21,532,520         (7,304,000) (1)        14,228,520
                                         ------------                              ------------

Gross profit ......................         6,067,016                                 4,189,016
                                         ------------                              ------------

Selling, warehouse, general
 and administrative expenses ......         8,898,288         (2,452,000) (1)         6,486,288
                                         ------------             40,000  (2)      ------------
                                           (2,831,272)                               (2,297,272)

Interest expense ..................           789,109           (240,000) (1)           549,109
Interest income ...................          (162,243)                                 (162,243)
Miscellaneous income, net .........        (1,023,113)                               (1,023,113)
                                         ------------                              ------------

Loss from continuing operations
 before non-recurring charges or
 credits directly attributable to
 the  transaction  adjusted to give
 effect to the disposition of the
 handbag division .................      ($ 2,435,025)                            ($ 1,661,025)
                                         ============                             ============

Loss per common share from
 continuing operations before
 non-recurring charges or
 credits directly attributable
 to the transaction adjusted
 to give effect to the
 disposition of the
 handbag division .................      ($      2.01)                            ($      1.37)
                                         ============                             ============

Weighted average number of
 shares of common shares
 outstanding ......................         1,209,700                                1,209,700
                                         ============                             ============

                                  (Continued)

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
      CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED NOVEMBER 30, 1994
                                  (UNAUDITED)
Pro Forma Adjustments:

(1) Reflects the sales, cost of sales, operating expenses and interest expense of the handbag division.

(2) Reflects the amortization of the restrictive covenant agreement.


Material non-recurring charges and credits which result directly from the transaction and which will impact the income statement during the next twelve months were not considered and have not been reflected in the pro forma condensed consolidated statement of operations. Such charges and credits are:

    (a) Severance agreement with the selling shareholders in the amount of $200,000.

    (b) Loss on the sale of inventory of the handbag division of $189,000.

    (c) Gain on the sale of certain property and equipment and other assets of $86,000.

    (d) Estimated charges resulting from the closing costs of the disposition transaction of $100,000.

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                               NOVEMBER 30, 1994
                                  (UNAUDITED)

                                                                                  Consolidated
                                      Historical            Proforma               Proforma
                                       Amounts             Adjustments            As Adjusted
                                      ----------           -----------            ------------
Current assets:
  Cash .......................      $     955,869          $   86,000  (1)       $   1,041,869
  Accounts receivable, net ...          1,826,400                                    1,826,400
  Inventories ................          5,213,120         ( 1,889,000) (2)           3,324,120
  Prepaid expenses ...........            326,909                                      326,909
  Other current assets .......            344,020                                      344,020
                                    -------------                                -------------

    Total current assets .....          8,666,318                                    6,863,318
                                    -------------                                -------------

Property, plant and
 equipment, net ..............          1,861,556         (    36,000) (1)           1,825,556
Less accumulated depreciation          (1,088,524)             36,000  (1)          (1,052,524)
                                    -------------                                -------------

                                          773,032                                      773,032
                                    -------------                                -------------

Other assets .................            211,592                                      211,592

Restrictive covenant .........                                240,000 (3)              240,000

Investments in and advances to
 subsidiary ..................            600,793                                      600,793
                                    -------------                                -------------

    Total assets .............      $  10,251,735                                $   8,688,735
                                    =============                                =============

                                  (Continued)

                   SIRCO INTERNATIONAL CORP. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (CONTINUED)
                               NOVEMBER 30, 1994
                                  (UNAUDITED)

                                                                                 Consolidated
                                         Historical            Proforma           Proforma
                                          Amounts             Adjustments        As Adjusted
                                         ----------           -----------        -----------
Current liabilities:
  Loans payable to financial
   institutions ................        $ 2,067,764                              $ 2,067,764
  Short-term loan payable to
   related party ...............          1,743,235         ($1,700,000)(4)           43,235
  Current maturities of
   long-term debt ..............            448,401                                  448,401
  Accounts payable .............          1,981,945                                1,981,945
  Accrued expenses .............          1,062,692             200,000 (5)        1,602,692
                                        -----------                              -----------
                                                                240,000 (3)
                                                                100,000 (6)
    Total current liabilities ..          7,304,037                                6,144,037
                                        -----------                              -----------

Long-term debt, less current
 maturities ....................             49,651                                   49,651
                                        -----------                              -----------

Stockholders' equity:
  Common stock .................            121,520                                  121,520
  Capital in excess of par value          4,027,534                                4,027,534
  Accumulated deficit ..........           (645,104)           (403,000)(1)(2)    (1,048,104)
                                                                        (5)(6)
  Treasury stock ...............            (27,500)                                 (27,500)
  Accumulated foreign currency
   translation adjustment ......           (578,403)                                (578,403)
                                        -----------                              -----------

      Total stockholders' equity          2,898,047                                2,495,047
                                        -----------                              -----------

      Total liabilities and
        stockholders' equity ...        $10,251,735                              $ 8,688,735
                                        ===========                              ===========

Pro Forma Adjustments:

(1) Reflects the proceeds from the sale of certain property and equipment and other assets.

(2) Reflects the disposition of the handbag division inventory.

(3) Reflects entering into a restrictive covenant payment agreement.

(4) Reflects the repayment of debt.

(5) Reflects an accrual for severance.

(6) Reflects  an  accrual  for  the  estimated   closing  costs  of  disposition
    transaction.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 24, 1995                            SIRCO INTERNATIONAL CORP.


                                                 By: /s/ Joel Dupre
                                                     ---------------------------
                                                     Name: Joel Dupre
                                                     Title: President